[GRAPHIC OF WORLD GLOBE]




INVESTEC FUNDS ANNUAL REPORT

DECEMBER 31, 2002


[LOGO] INVESTEC ASSET MANAGEMENT

                                                  Table of contents

PRESIDENT'S LETTER TO SHAREHOLDERS                      1
FUND PROFILES AND SCHEDULES OF INVESTMENTS
Asia Focus Fund                                         2
China & Hong Kong Fund                                 10
Mainland China Fund                                    15
Wired-Registered Trademark- Index Fund                 22

FINANCIAL STATEMENTS
Statements of Assets and Liabilities                   30
Statements of Operations                               31
Statements of Changes in Net Assets                    32

FINANCIAL HIGHLIGHTS                                   33

NOTES TO FINANCIAL STATEMENTS                          37

REPORT OF INDEPENDENT AUDITORS                         45

Investec Funds                          Letter to Shareholders

Dear Shareholder,

The National Bureau for Economic Research (NBER) is widely regarded as the relevant authority for defining the turning points in the US economic cycle. The NBER defines a recession as "a period of significant decline in total output, income, employment and trade, usually lasting from six months to a year, and marked by widespread contractions in many sectors of the economy." It has already placed the end of the last expansion in March 2001, which is twenty-one months ago, but has not yet indicated that the subsequent contraction has ended. There is obviously some genuine uncertainty involved, particularly because industrial production has been quite sluggish in recent months and the rate of civilian unemployment has risen back to 6%. The NBER is unlikely to rush to making a decision while there is a possibility of a "double-dip" recession. Such delays have happened before. For example, the NBER did not announce the ending of the July 1990 to March 1991 recession until December 1992.

Nevertheless, the evidence that the US economy reached a conventional economic low in late 2001 continues to accumulate. Industrial production data shows output bottoming in late 2001 and this is confirmed with unemployment claims beginning to contract at approximately the same time. More recently preliminary third quarter 2002 GDP figures (released in late November) show a stronger rate of growth than many skeptics expected. GDP rose 4% during the quarter on an annualized basis; consumer spending was strong rising 4.1% p.a.; government consumption rose by 4.3% p.a. and business inventories were up $15.5 billion. An increase in inventories at this point in the cycle is not unusual and may not be "involuntary".

In recent months the Federal Reserve has collapsed interest rates and pumped money into the system in order to offset the significant financial shock that occurred between the autumn 2001 and the spring of 2002. The central bank conducted a round of eleven interest rates cuts taking the Federal Funds rate from 6.5% (May 16th 2001) to 1.25% (November 2002), the lowest level since 1961. The annualized growth in M2 (which includes notes and coins and easily accessible deposits) dropped sharply between September 2001 and April 2002 and is one of the reasons why the stock market and parts of the economy are struggling. However, the monetary contraction has been reversed and M2 growth rates, at between 6% and 8%, have returned to some of the highest levels experienced in a decade. While it takes time for the surplus funds to permeate the system the monetary environment is fully supportive of a recovery in the less vulnerable parts of the economy.

The mid-term congressional elections gave the Republican Party control of both houses of Congress. Shortly after this significant vote of confidence from the electorate President Bush changed the bias of his Administrations Economic Team further strengthening his ability to supplement the Federal Reserves efforts and the current expansion of government spending with lower taxes.

The current monetary environment and a further fiscal stimulus package that the Bush Administration recently proposed to Congress could produce impressive results during 2003 and into 2004. However, while the economy may be showing evidence of having bottomed the stock market has failed to anticipate the upturn. There is a crisis of confidence driven by rising unemployment, high levels of consumer debt, indications that the property market may have peaked and continuing revelations of previous corporate malfeasance. Increasing uncertainty surrounding the war on terrorism, a potential conflict in Iraq and more recently North Korea compounds these concerns.

Nevertheless, we believe that US policy makers have adjusted monetary and fiscal policy sufficiently to ensure a recovery of the economy and ultimately the financial markets. The imponderable is when will investor sentiment improve. This may be triggered as issues such as Iraq and North Korea are brought to resolution and signs of improved economic activity during the coming year.

We invite you to visit our website at www.investecfunds/us.com for fund updates and regional market news.

Finally, thank you for the trust you have placed in us to assist you in meeting your investment needs.

Sincerely,

/s/ Royce Brennan
Royce Brennan
President

                                                                 ---------------

Investec Funds                          Asia Focus Fund

1. Performance

                                                       12 MONTHS
                                                    ---------------
FUND                                                         -6.15%

Benchmark Index:
MSCI AC Far East Free Ex Japan                               -11.0%

Our strategy is to focus on companies that are earning excess returns, which have positive earnings revisions and have relatively cheap share prices. This strategy served us well throughout 2002 as a whole, as the Asia Focus Fund outperformed the benchmark index by around 5%.

The Asia Focus Fund (the "Fund") is well ahead of the benchmark index over the last six, twelve, twenty-four and thirty six months.

                   [INVESTEC ASIA FOCUS VS. MSCI INDEX GRAPH]

2. Changes to Portfolio

                                30.12.01  28.06.02  31.12.02  31.12.02
                                   %         %         %       INDEX
                                --------  --------  --------  --------
Hong Kong                            34        18        21        22
Taiwan                               23        16        12        17
Singapore                             5         5         5        11
Malaysia                              4        11         7         7
Thailand                              1         3         8         2
South Korea                          20        41        30        29
Indonesia                             0         0         0         2
Philippines                           0         0         0         1
India                                 0         0         0         0
China                                 0         6        16         9
Cash                                 13         0         1         0
                                 ------    ------    ------    ------
                                    100       100       100       100
                                 ======    ======    ======    ======

---------------
2

Investec Funds                          Asia Focus Fund

During the second half of the year the most significant change was the reduction in the weightings in Korea from 41% to 30%, offset by an increase in the China weighting from 6% to 16% and an increase in the weighting in Thailand from 3% to 8%. This reflects the fact that Korea no longer has positive earnings revisions, although it remains a very cheap market compared the region and the world. The best earnings revisions are now to be found in China and Thailand.

4. Outlook & Strategy

Over the twelve months to 31 December 2002 Asian markets have outperformed the developed markets, as measured by the MSCI Developed World Index, by 10%.

        [MSCI AC FAR EAST FREE EX JAPAN VS. MSCI DEVELOPED WORLD GRAPH]

SOURCE: IAMA ESTIMATES

By historic standards, Asian stock markets are trading at around their lowest levels in the past ten years. From previous lows (early 1993, late 1998 and late
2001) the Asian stock markets have rallied sharply. In all of these cases the backdrop has been one of improving economic growth and therefore, barring a double-dip in the US economy, history suggests that there is the potential for a stock market rally.

                          [ASIAN STOCK MARKETS GRAPH]

SOURCE: HSBC SECURITIES

We have focused the portfolio heavily on companies that are doing better than the consensus expectations. To find these stocks we have concentrated on companies that have positive earnings' revisions. We have then narrowed down this list by looking for companies that are earning excess returns on invested capital and share prices that are cheap. We have not been constrained by the benchmark weightings and therefore our relative returns may be volatile.

                                                                 ---------------

Investec Funds                          Asia Focus Fund

Currently our process has focused the Fund on China and Thailand.

China's economy continues to grow rapidly. Exports, consumption and investment are all contributing, and selected companies are exceeding consensus expectations for profits. Denway Motors, Cosco Pacific, PetroChina, CNOOC, TCL and Huaneng Power are all larger active weights in the Fund. The Hong Kong economy is struggling and therefore there are not many larger companies that are exceeding expectations. However Esprit, Techtronics, and Cathay Pacific are exceptions and are doing very well.

In Thailand the domestic economy is also growing at a decent rate. The banking sector is at last showing signs of recovering from the Asian crisis, and the banks should therefore earn respectable returns this year. Siam Cement, Thai Farmers Bank, Advanced Info Service and PTT Exploration & Production are all active weights.

As at December 31, 2002 there were 43 holdings in the Fund with the top 10 accounting for over 40% of total assets. The equity portion of the portfolio had an average P/E multiple of 10.4x current year earnings.

ROBERT CONLON
Hong Kong

---------------
4

Investec Funds                          Asia Focus Fund

Fund Highlights

at December 31, 2002

Fund Managers: Robert Conlon; Agnes Chow

      # of Holdings in Portfolio:                   43
      Portfolio Turnover:                           189.0%
      % of Stocks in Top 10:                         40.9%

Top 10 Holdings (% of net assets)
      Samsung Electronics                            11.3%
      Hutchison Whampoa Ltd                           4.6%
      China Mobile Ltd                                3.8%
      Techtronic Industries Co                        3.7%
      CLP Holdings Ltd                                3.2%
      Esprit Holdings Ltd                             3.1%
      Hyundai Mobis                                   3.0%
      China Steel Corp                                2.8%
      Compal Electronics Inc                          2.8%
      Hon Hai Precision Industry                      2.7%

Top 5 Sectors (% of net assets)
      Electronics                                    13.4%
      Electric Integrated                             7.1%
      Holding Offices                                 6.0%
      Commercial Banks                                5.3%
      Steel Producers                                 5.2%

Top 5 Countries (% of net assets)
      Hong Kong                                      32.6%
      South Korea                                    27.7%
      Taiwan                                         12.2%
      Thailand                                        8.3%
      Malaysia                                        7.0%

                                                                 ---------------

Investec Funds                          Asia Focus Fund

Comparison of change in value of $10,000 investment in the Investec Asia Focus Fund, HSBC James Capel SASC Index, MSCI AC Far East Free Ex-Japan Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ASIA FOCUS  HSBC JAMES CAPEL  MSCI AC FAR EAST FREE
               FUND        SASC INDEX        EX-JAPAN INDEX
04/29/96*      $10,000           $10,000                $10,000
6/30/96        $10,461            $9,530                 $9,674
9/30/96        $10,397            $9,467                 $9,490
12/31/96       $11,308            $9,720                 $9,747
3/31/97        $12,046           $10,336                 $9,338
6/30/97        $13,406            $9,999                 $9,765
9/30/97        $12,503            $7,820                 $7,910
12/31/97        $7,892            $4,464                 $5,324
3/31/98         $7,684            $5,116                 $5,813
6/30/98         $5,005            $3,280                 $3,901
9/30/98         $4,530            $2,921                 $3,526
12/31/98        $5,415            $3,822                 $4,933
3/31/99         $4,916            $3,765                 $5,179
6/30/99         $6,911            $5,900                 $7,108
9/30/99         $6,517            $5,138                 $6,369
12/31/99        $7,712            $5,478                 $7,849
3/31/2000       $8,069            $5,548                 $7,584
6/30/2000       $6,358            $4,477                 $6,674
9/30/2000       $5,506            $3,752                 $5,603
12/31/2000      $4,184            $3,178                 $4,885
3/31/2001       $4,566            $3,194                 $4,691
6/30/2001       $4,753            $3,483                 $4,546
9/30/2001       $3,658            $2,905                 $3,605
12/31/2001      $5,012            $3,616                 $4,681
3/31/2002       $5,823            $4,400                 $5,220
6/30/2002       $5,466            $4,174                 $4,877
9/30/2002       $4,704            $3,439                 $4,053
12/31/2002      $4,704            $3,587                 $4,167

Average Annual Total Return
Periods Ended December 31, 2002

One Year
-6.15%
Five Years
-9.69%
Since Inception
4/29/96
-10.68%

* Inception date.

Investec Asia Focus Fund changed from HSBC James Capel Southeast Asia Smaller Companies Index to the MSCI AC Far East Free Ex-Japan Index. The Advisor believes that the MSCI AC Far East Free Ex-Japan more accurately reflects the market sectors in which the Fund invests.

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------
6

Investec Funds                          Asia Focus Fund

Schedule of Investments by Country
at December 31, 2002

Shares        Common Stocks: 97.8%                           Value
------------------------------------------------------------------------------

              CHINA: 4.5%
  408 000     Huaneng Power International, Inc.              $        326 980
2 100 000     PetroChina Co., Ltd.                                    417 380
                                                             ----------------
                                                                      744 360
                                                             ----------------

              HONG KONG: 32.6%
  290 000     Cathay Pacific Airways                                  396 030
  260 000     China Mobile (Hong Kong) Ltd.*                          618 440
  130 000     CLP Holdings Ltd.                                       523 424
  300 000     CNOOC Ltd.                                              390 452
  280 000     Cosco Pacific, Ltd.                                     229 783
1 200 000     Denway Motors Ltd.                                      403 916
  300 840     Esprit Holdings Ltd.                                    507 273
   33 000     Hang Seng Bank Ltd.                                     351 215
   98 000     Hong Kong Electic Holdings                              370 705
  120 000     Hutchison Whampoa                                       750 899
  748 000     TCL International                                       227 796
  640 000     Techtronic Industries Co.                               607 284
                                                             ----------------
                                                                    5 377 217
                                                             ----------------

              MALAYSIA: 7.0%
   93 000     Genting BHD                                             327 947
  170 000     IOI Corp. Berhad                                        248 289
  148 000     Resorts World Berhad                                    364 158
  166 000     Sime Darby Berhad                                       216 674
                                                             ----------------
                                                                    1 157 068
                                                             ----------------

              SINGAPORE: 5.5%
  400 000     Comfort Group Ltd.                                      179 780
    1 839     Haw Par Corp Ltd                                          3 455
   56 000     Singapore Airlines Ltd.                                 329 137
   49 000     Venture Manufacturing Ltd.                              392 463
                                                             ----------------
                                                                      904 835
                                                             ----------------

              SOUTH KOREA: 27.7%
    4 000     CJ39 Shopping                                           142 658
   27 000     Hyundai Mobis                                           496 269
    8 000     Hyundai Motor Co.                                       187 176
   18 000     Korea Electric Power Corp.                              276 970

                                                                 ---------------

Investec Funds                          Asia Focus Fund

Schedule of Investments by Country
at December 31, 2002 -- (Continued)

Shares        Common Stocks: 97.8%                           Value
------------------------------------------------------------------------------
   17 500     Korea Tobacco & Ginseng Corp.                  $        241 980
   20 000     KT Corp.                                                427 000
      500     Lotte Chilsung Beverage Co Ltd                          236 078
    4 000     Posco                                                   397 960
    7 030     Samsung Electronics                                   1 861 153
   28 000     Shinhan Financial Group Ltd.                            292 736
                                                             ----------------
                                                                    4 559 980
                                                             ----------------

              TAIWAN: 12.2%
   40 000     Ambit Microsystems Corp.                                130 447
  830 000     China Steel Corp                                        464 704
  214 000     Chinatrust Financial Holding*                           174 782
   88 000     Compal Electronics - Reg                                463 575
  126 860     Hon Hai Precision Industry                              439 342
   35 100     Lite-On It Corp                                          94 714
  198 000     Taiwan Semiconductor Manufacturing Co. Ltd.*            243 429
                                                             ----------------
                                                                    2 010 993
                                                             ----------------

              THAILAND: 8.3%
  430 000     Advanced Info Service Public Co. Ltd.                   356 257
   91 000     PTT Exploration & Production Public Co. Ltd.            299 467
   12 000     Siam Cement PCL                                         347 625
  500 000     Thai Farmers Bank*                                      347 625
                                                             ----------------
                                                                    1 350 974
                                                             ----------------
TOTAL COMMON STOCKS
  (cost $16,701,216)                                               16 105 427
                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $16,701,216): 97.8%                                        16 105 427
Other Assets less Liabilities: 2.2%                                   368 856
                                                             ----------------
NET ASSETS: 100.0%                                           $     16 474 283
                                                             ----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
8

Investec Funds                          Asia Focus Fund

Schedule of Investments by Industry
at December 31, 2002 (Unaudited)

                                                    % of
Industry                                            Net Assets

---------------------------------------------------------------
Electronics                                               13.4%
Electric Integrated                                        7.1
Holding Offices                                            6.0
Commercial Banks                                           5.3
Steel Producers                                            5.2
Oil & Gas                                                  4.9
Airlines                                                   4.4
Retail                                                     3.9
Electronic Components & Accessories                        3.8
Telecommunications                                         3.8
Electric Products                                          3.7
Computer Equipment                                         3.5
Automotive Equipment                                       3.0
Computers                                                  2.8
Telephone Integrated                                       2.6
Auto Cars/Light Trucks                                     2.5
Entertainment                                              2.2
Communication Services                                     2.2
Building Prod Cement                                       2.1
Casino Hotels                                              2.0
Electric Generation                                        2.0
Crude Petroleum & Natural Gas                              1.8
Diversified Financial Services                             1.8
Industrial Organic Chemicals                               1.5
Cigarettes                                                 1.5
Beverages Non-Alcoholic                                    1.4
Diversified Operations                                     1.3
Machinery, Equipment, & Supplies                           1.1
Finance                                                    1.0
                                                    ----------
TOTAL INVESTMENTS IN SECURITIES                           97.8
Other assets in excess of Liabilities                      2.2
                                                    ----------
Net Assets                                               100.0%
                                                    ----------

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

1. Performance

                                                       12 MONTHS
                                                    ---------------
FUND                                                        -12.85%

Benchmark Index:
Hang Seng Index                                             -18.21%
S&P 500                                                     -23.37%

The China & Hong Kong Fund (the "Fund") out-performed its benchmark Hang Seng Index in 2002 but regrettably this still represented a negative return for shareholders as equity markets worldwide had a difficult year. The Fund did generate better performance than global equity indices and the S&P 500.

China's economy has performed well this year with both the domestic and export sectors growing strongly. Its recent entry into the World Trade Organization has provided extra impetus to the reform program, which covers legal and administrative reform as well as industry restructuring. The export sector is benefiting from increasing Foreign Direct Investment as multinationals from the developed nations increase their outsourcing. As a consequence, China's share of world trade is rising and given the low base, this story has a long way to run.

Hong Kong continues to be weighted down by problems similar to those afflicting the global economy: deflation, rising unemployment and fragile confidence. Consumption is still weak as evidenced by falling retail sales and rising bank deposits. Trade growth has contributed positively and has led to a decline in the rate of unemployment. Hong Kong is largely dependent on an upturn in the global economy to boost the service sector which will in turn improve local confidence.

In spite of the weak equity market performance there have been a number of new stock offerings. In July, Bank of China (Hong Kong) was launched and in November, China Telecom Corporation was floated. Both issues were taken up although the latter issue was scaled back. We viewed both as too expensive in the light of poor operating returns and low asset quality and did not participate, but given their combined size and the difficult conditions it was a good achievement and reinforces Hong Kong's position as China premier financial services centre.

2. Portfolio Position

In this environment the best performing stocks have been found in the consumer, industrial, resources, transportation and utilities sectors. The Fund has had significant exposure to these sectors that provide the greatest exposure to the growth being generated in China. The Fund is underweighted in property and banking, which are primarily restricted in their activities to Hong Kong, and underweighted in the telecom sector with exposure confined to the Chinese cellular sector.

3. Outlook & Strategy

China presently has one of the fastest growing economies in the world. Domestic consumption growth has remained steady and has been augmented by strong export growth, which looks to be set to continue into 2003. By way of an example, a sign of the strong domestic economy has come through in the form of car sales with Volkswagon, Peugot and GM all reporting 40-60% growth in China sales. They forecast continuing vigorous growth this year. Hong Kong is expected to have another year of weak growth in its domestic sector and it is amongst the Hong Kong listed business operating in China that the best prospects are to be found.

Fund performance will continue to be driven by stock selection where we will look to access the continuing economic growth in China. We are looking for stocks generating strong and rising returns on investment, that offer value and that are receiving increasing investor attention. The universe of good quality China-related stocks available to investors through Hong Kong has broadened substantially. We therefore remain very positive on the medium and long-term prospects for the Fund.

EDMUND HARRISS
Hong Kong

---------------
10

Investec Funds                          China & Hong Kong Fund

Fund Highlights

at December 31, 2002

Fund Manager: Edmund Harriss

      # of Holdings in Portfolio:                    27
      Portfolio Turnover:                            61.0%
      % of Stocks in Top 10:                         59.3%

Top 10 Holdings (% of net assets)
      China Mobile (Hong Kong) Ltd                    9.7%
      HSBC Holdings Plc                               7.3%
      Hutchison Whampoa Ltd                           6.8%
      Hang Seng Bank Ltd                              6.7%
      CNOOC Ltd                                       5.4%
      Sun Hung Kai Properties                         5.2%
      Esprit Holdings Ltd                             4.8%
      Hong Kong Electric Holdings Ltd.                4.6%
      CLP Holdings Ltd                                4.5%
      Wing Hang Bank Ltd                              4.3%

Top 5 Sectors (% of net assets)
      Commercial Banks                               13.3%
      Electric                                       11.2%
      Holding Companies Diversified                   9.7%
      Telecommunications                              9.7%
      Real Estate                                     9.1%

Top Country (% of net assets)
      Hong Kong                                      93.7%
      China                                           4.5%

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

Comparison of change in value of $10,000 investment in the Investec China & Hong Kong Fund, Hang Seng Index and Hang Seng Composite Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CHINA & HONG KONG FUND  HANG SENG INDEX  HANG SENG COMPOSITE INDEX
6/30/94*                   $10,000          $10,000                    $10,000
9/30/94                    $10,616          $10,871                    $10,875
12/30/94                    $9,226           $9,352                     $9,348
3/31/95                     $9,274           $9,805                     $9,802
6/30/95                    $10,040          $10,512                    $10,504
9/30/95                    $10,680          $11,014                    $11,011
12/31/95                   $11,112          $11,501                    $11,498
3/31/96                    $12,066          $12,510                    $12,503
6/30/96                    $12,254          $12,582                    $12,566
9/30/96                    $13,054          $13,589                    $13,585
12/31/96                   $14,933          $15,358                    $15,349
3/31/97                    $13,828          $14,311                    $14,277
6/30/97                    $17,080          $17,351                    $17,310
9/30/97                    $16,595          $17,182                    $17,165
12/31/97                   $11,896          $12,243                    $12,214
3/31/98                    $11,803          $13,151                    $13,120
6/30/98                     $8,634           $9,754                     $9,731
9/30/98                     $7,990           $8,987                     $8,979
12/31/98                   $10,079          $11,455                    $11,449
3/31/99                    $10,603          $12,493                    $12,461
6/30/99                    $13,111          $15,450                    $15,394
9/30/99                    $12,680          $14,538                    $14,467
12/31/99                   $16,759          $19,366                    $19,268
3/31/2000                  $17,510          $19,831                    $19,617
6/30/2000                  $16,417          $18,385                    $17,954
9/30/2000                  $16,038          $17,804                    $17,479
12/31/2000                 $15,591          $17,168                    $16,587
3/31/2001                  $13,294          $14,514                    $14,227
6/30/2001                  $13,759          $14,833                    $14,931
9/30/2001                  $10,235          $11,318                    $11,389
12/31/2001                 $11,934          $12,967                    $13,066
3/31/2002                  $12,149          $12,549                    $12,869
6/30/2002                  $11,863          $12,054                    $12,529
9/30/2002                  $10,185          $10,318                    $10,629
12/31/2002                 $10,400          $10,603                    $10,968

Average Annual Total Return
Periods Ended December 31, 2002

One Year
-12.85%
Five Years
-2.65%
Since Inception
6/30/94
0.46%

* Inception date.

The Hang Seng Index is a barometer of the Hong Kong Stock Market. The Index comprises 33 Constituent stocks, whose aggregate market cap accounts for about 70% of the total market capitalization of the Stock Exchange of Hong Kong Limited.

The Hang Seng Composite Index is a market capitalization weighted index that comprises the top 200 companies listed on the Main Board of Stock Exchange of Hong Kong. For periods prior to January 1, 2000, the Hang Seng Composite Index is linked to the Hang Seng Index.

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------
12

Investec Funds                          China & Hong Kong Fund

Schedule of Investments by Industry
at December 31, 2002

Shares      Common Stocks: 98.2%                      Value
-----------------------------------------------------------------------

            AIRLINES: 3.8%
1 568 000   Cathay Pacific Airways                    $      2 141 294
                                                      ----------------

            AUTO MANUFACTURERS: 3.5%
5 928 000   Denway Motors Ltd.                               1 995 345
                                                      ----------------

            CLOTHING STORES: 4.8%
1 627 071   Esprit Holdings Ltd.                             2 743 550
                                                      ----------------

            COMMERCIAL BANKS: 13.3%
253 850     Dah Sing Financial Holdings                      1 285 745
360 000     Hang Seng Bank Ltd.                              3 831 432
757 400     Wing Hang Bank Ltd.                              2 423 128
                                                      ----------------
                                                             7 540 305
                                                      ----------------

            COMPUTERS: 1.4%
2 400 000   Legend Holdings Ltd.                               800 139
                                                      ----------------

            ELECTRIC: 11.2%
633 000     CLP Holdings Ltd.                                2 548 672
695 000     Hong Kong Electric Holdings                      2 628 981
1 512 000   Huaneng Power International, Inc.                1 211 748
                                                      ----------------
                                                             6 389 401
                                                      ----------------

            ELECTRICAL INDUSTRIAL APPARATUS: 5.5%
855 000     Johnson Electric Holdings                          937 374
2 300 000   Techtronic Industries Co.                        2 182 429
                                                      ----------------
                                                             3 119 803
                                                      ----------------

            FOREIGN BANKS: 7.3%
378 910     HSBC Holdings Plc                                4 142 009
                                                      ----------------

            HOLDING COMPANIES - DIVERSIFIED: 9.7%
293 000     Citic Pacific Ltd.                                 541 017
620 000     Hutchison Whampoa                                3 879 646
280 500     Swire Pacific Ltd. - Class A                     1 071 839
                                                      ----------------
                                                             5 492 502
                                                      ----------------

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

Schedule of Investments by Industry
at December 31, 2002 -- (Continued)

Shares      Common Stocks: 98.2%                      Value
-----------------------------------------------------------------------
            HOME FURNISHINGS: 2.3%
4 220 000   TCL International                         $      1 285 158
                                                      ----------------

            OIL & GAS: 5.4%
2 347 000   CNOOC Ltd.                                       3 054 638
                                                      ----------------

            OIL & GAS PRODUCERS: 2.3%
6 700 000   PetroChina Co., Ltd.                             1 331 641
                                                      ----------------

            REAL ESTATE: 9.1%
338 000     Cheung Kong                                      2 199 547
500 000     Sun Hung Kai Properties Ltd.                     2 962 051
                                                      ----------------
                                                             5 161 598
                                                      ----------------

            REAL ESTATE OPERATORS & LESSORS: 2.9%
327 000     Cheung Kong Infrastructure                         559 770
579 000     Wharf Holdings Ltd.                              1 091 381
                                                      ----------------
                                                             1 651 151
                                                      ----------------

            TELECOMMUNICATIONS: 9.7%
2 325 000   China Mobile (Hong Kong) Ltd.*                   5 530 284
                                                      ----------------

            TEXTILES: 2.7%
2 800 000   Fountain SET Hldgs                               1 543 857
                                                      ----------------

            TRANSPORTATION - MARINE: 3.0%
2 080 000   Cosco Pacific, Ltd.                              1 706 962
                                                      ----------------

            WHOLESALE: 0.4%
256 000     Li & Fung Ltd.                                     242 914
                                                      ----------------
TOTAL COMMON STOCKS
  (cost $62,255,037)                                        55 872 551
                                                      ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $62,255,037): 98.2%                                 55 872 551
Other Assets less Liabilities: 1.8%                          1 040 422
                                                      ----------------
NET ASSETS: 100.0%                                    $     56 912 973
                                                      ----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
14

Investec Funds                          Mainland China Fund

1. Performance

                                                       12 MONTHS
                                                    ---------------
FUND                                                         -1.33%

Benchmark Index:
MSCI China Free                                             -16.17%
S&P 500                                                     -23.37%

The Fund ended the year well ahead of its benchmark index and only just in negative territory for the full year. This was substantially better performance than that generated by global equity indices and the S&P 500.

China's economy has performed well this year with both the domestic and export sectors growing strongly. Its recent entry into the World Trade Organization has provided extra impetus to the reform program, which covers legal and administrative reform as well as industry restructuring. The export sector is benefiting from increasing Foreign Direct Investment as multinationals from the developed nations increase their outsourcing. As a consequence, China's share of world trade is rising and given the low base, this story has a long way to run.

2. Portfolio Construction

SECTOR ALLOCATION                                   12/31/02
-----------------                                   --------
Aviation                                              6.17%
Conglomerates                                         7.87%
Consumer                                              8.01%
Financial                                             2.92%
Industrial                                           18.17%
Real Estate                                           1.07%
Resources                                            18.72%
Telecom                                              10.82%
Transport                                            12.20%
Utilities                                            11.26%
Cash                                                  2.79%
                                                    ------
TOTAL                                               100.00%
                                                    ======

We have continued to focus the portfolio heavily on companies that are doing better than the consensus expectations. We are concentrating on those stocks that are generating high and rising returns on investment, for which future expectations of profit growth are positive and which are relatively cheap. There is no bias toward any particular class of Chinese equity although the better quality and more liquid stocks are listed on the Hong Kong Stock Exchange and these constitute over 90% of the portfolio.

We believe the Fund is well diversified having exposure to aviation, consumers, industrials, resources, real estate, telecom, transport and utilities. The universe of China stocks has expanded significantly in recent years and the number of businesses moving into China continues to grow. As a consequence China stocks are attracting considerable and rising investor attention.

3. Outlook & Strategy

China presently has one of the fastest growing economies in the world. Domestic consumption growth has remained steady and has been augmented by strong export growth, which looks to be set to continue into 2003. By way of an example, a sign of the strong domestic economy has come through in the form of car sales with Volkswagon, Peugot and GM all reporting 40-60% growth in China sales. They forecast continuing vigorous growth this year.

                                                                 ---------------

Investec Funds                          Mainland China Fund

Fund performance will continue to be driven by stock selection where we will look to access the continuing economic growth in China. We are looking for stocks generating strong and rising returns on investment, that offer value and that are receiving increasing investor attention. The universe of good quality companies that derive all or the bulk of their revenues from Mainland China available to investors has broadened substantially. We therefore remain very positive on the China story and the outlook for investors.

EDMUND HARRISS
Hong Kong

---------------
16

Investec Funds                          Mainland China Fund

Fund Highlights

at December 31, 2002

Fund Manager: Edmund Harriss

      # of Holdings in Portfolio:                    37
      Portfolio Turnover:                           66.8%
      % of Stocks in Top 10:                        47.1%

Top 10 Holdings (% of net assets)
      China Mobile (Hong Kong) Ltd                   9.2%
      CNOOC Ltd                                      5.3%
      Hutchison Whampoa Ltd                          4.8%
      Huaneng Power International, Inc               4.5%
      Denway Motors Ltd                              4.3%
      China Petro & Chem (Sinopec)                   4.2%
      Techtronic Industries Co                       3.9%
      Fountain Set                                   3.8%
      China National Aviation                        3.5%
      Petrochina Co. Ltd                             3.5%

Top 5 Sectors (% of net assets)
      Telecommunications                            11.2%
      Transportation -- Marine                       9.0%
      Electric                                       7.5%
      Holding Companies -- Diversified               5.8%
      Petrochemicals                                 5.8%

Top Share Types (% of net assets)
      Red Chips                                     33.0%
      Hong Kong                                     30.5%
      H Shares                                      25.0%
      Shenzhen B Shares                              3.5%
      Shanghai B Shares                              3.3%
      China Plays                                    2.0%

                                                                 ---------------

Investec Funds                          Mainland China Fund

Comparison of change in value of $10,000 investment in the Investec Mainland China Fund and the MSCI China Free Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MAINLAND CHINA FUND  M.S.C.I. CHINA FREE INDEX
11/03/97*               $10,000                    $10,000
12/31/97                 $9,450                     $7,947
3/31/98                 $10,267                     $7,806
6/30/98                  $7,230                     $5,055
9/30/98                  $6,728                     $4,289
12/31/98                 $7,091                     $4,464
3/31/99                  $6,198                     $3,926
6/30/99                  $9,524                     $7,096
9/30/99                  $8,932                     $5,899
12/31/99                 $9,373                     $4,907
3/31/2000                $9,823                     $3,908
6/30/2000                $9,063                     $4,850
9/30/2000                $8,360                     $3,996
12/31/2000               $7,340                     $3,328
3/31/2001                $6,931                     $2,896
6/30/2001                $8,092                     $3,352
9/30/2001                $5,656                     $2,176
12/31/2001               $6,154                     $2,455
3/31/2002                $6,703                     $2,372
6/30/2002                $6,900                     $2,398
9/30/2002                $5,990                     $2,051
12/31/2002               $6,072                     $2,063

Average Annual Total Return
Periods Ended December 31, 2002

One Year
-1.33%
Five Years
-8.47%
Since Inception
11/3/97
-9.21%

* Inception date.

The MSCI China Free Index represents the universe of opportunities for investment in the China equities market available to non-domestic investors.

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------
18

Investec Funds                          Mainland China Fund

Schedule of Investments by Industry
at December 31, 2002

Shares      Common Stocks: 97.3%                      Value
----------------------------------------------------------------------

            AIRLINES: 2.4%
560 000     China Southern Air                        $       150 795
                                                      ---------------

            AIRPORT DEVELOP/MAINTENANCE: 0.2%
 33 000     Hainan Meilan Airport Co Ltd*                      15 551
                                                      ---------------

            APPAREL MANUFACTURERS: 4.7%
 69 960     Inner Mongolia Erdos Cashmere                      50 161
260 000     Techtronic Industries Co.                         246 710
                                                      ---------------
                                                              296 871
                                                      ---------------

            AUTO MANUFACTURERS: 4.3%
800 000     Denway Motors Ltd.                                269 277
                                                      ---------------

            BUILDING MATERIALS: 2.3%
426 000     Anhui Conch Cement Co. Ltd.                       143 390
                                                      ---------------

            BUSINESS CREDIT INSTITUTIONS: 1.6%
356 000     Citic International Financia*                     102 710
                                                      ---------------

            COMMERCIAL BANKS: 1.3%
105 000     Ind & Commbank of China Ltd                        82 130
                                                      ---------------

            COMMUNICATION EQUIPMENT: 1.6%
143 000     Eastern Communications Co., Ltd.                  102 245
                                                      ---------------

            COMPUTERS: 2.2%
412 000     Legend Holdings Ltd.                              137 357
                                                      ---------------

            CONGLOMERATE & DIVERSIFIED OPERATIONS:
              3.3%
298 000     China Merchants Hai Hong Holdings                 208 254
                                                      ---------------

            ELECTRIC: 7.5%
 48 000     CLP Holdings Ltd.                                 193 264
355 000     Huaneng Power International, Inc.                 284 504
                                                      ---------------
                                                              477 768
                                                      ---------------

                                                                 ---------------

Investec Funds                          Mainland China Fund

Schedule of Investments by Industry
at December 31, 2002 -- (Continued)

Shares      Common Stocks: 97.3%                      Value
----------------------------------------------------------------------
            ELECTRICAL INDUSTRIAL APPARATUS: 1.4%
 82 000     Johnson Electric Holdings                 $        89 900
                                                      ---------------

            ENERGY SOURCES: 2.6%
410 000     Yanzhou Coal Mining Co. Ltd.                      162 977
                                                      ---------------

            HOLDING COMPANIES - DIVERSIFIED: 5.8%
 33 000     Citic Pacific Ltd.                                 60 934
 49 000     Hutchison Whampoa                                 306 617
                                                      ---------------
                                                              367 551
                                                      ---------------

            HOME FURNISHINGS: 2.2%
452 000     TCL International                                 137 652
                                                      ---------------

            MANUFACTURERS/MACHINERY: 2.6%
            China International Marine Containers -
187 000     B                                                 163 533
                                                      ---------------

            MEDICAL - DRUGS: 3.4%
800 000     China Pharmaceutical Ent                          143 615
310 000     Far East Pharmaceutical Tech                       70 358
                                                      ---------------
                                                              213 973
                                                      ---------------

            OIL & GAS: 5.3%
260 000     CNOOC Ltd.                                        338 392
                                                      ---------------

            OIL & GAS PRODUCERS: 3.5%
1 104 000   PetroChina Co., Ltd.                              219 423
                                                      ---------------

            OIL REFINING: 1.6%
            Sinopec Zhenhai Refining & Chemical
400 000     Company Limited                                   100 530
                                                      ---------------

            PETROCHEMICALS: 5.8%
1 600 000   China Petroleum & Chemical Corp.                  268 765
634 000     Sinopec Shanghai Petrochemical                     95 929
                                                      ---------------
                                                              364 694
                                                      ---------------

            REAL ESTATE BROKERS: 1.1%
500 000     Shenzhen Investment Ltd                            67 961
                                                      ---------------

---------------
20

Investec Funds                          Mainland China Fund

Schedule of Investments by Industry
at December 31, 2002 -- (Continued)

Shares      Common Stocks: 97.3%                      Value
----------------------------------------------------------------------
            REAL ESTATE OPERATORS & LESSORS: 4.9%
106 000     Cheung Kong Infrastructure                $       181 455
200 000     Hopewell Holdings                                 130 792
                                                      ---------------
                                                              312 247
                                                      ---------------

            TELECOMMUNICATIONS: 11.2%
245 000     China Mobile (Hong Kong) Ltd.*                    582 761
  6 500     Utstarcom, Inc.*                                  126 750
                                                      ---------------
                                                              709 511
                                                      ---------------

            TEXTILES: 3.8%
440 000     Fountain SET Hldgs                                242 606
                                                      ---------------

            TRANSPORTATION - MARINE: 9.0%
1 166 000   China National Aviation Co., Ltd.                 224 270
670 000     China Shipping Development Co. Ltd.               140 037
249 000     Cosco Pacific, Ltd.                               204 343
                                                      ---------------
                                                              568 650
                                                      ---------------

            UTILITIES - ELECTRICAL AND GAS: 1.7%
 79 600     Shenzhen Chiwan Wharf                              57 975
            Zhejiang Southeast Electric Power Co. -
 93 000     B                                                  53 661
                                                      ---------------
                                                              111 636
                                                      ---------------
TOTAL COMMON STOCKS
  (cost $6,444,693)                                         6 157 584
                                                      ---------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $6,444,693): 97.3%                                  6 157 584
Other Assets less Liabilities: 2.7%                           172 047
                                                      ---------------
NET ASSETS: 100.0%                                    $     6 329 631
                                                      ---------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Backdrop

The Wired Index-TM-, together with all the major US indices, posted its third consecutive annual loss in 2002. The fall-out from the bankruptcy of high profile new economy icons like Enron towards the latter part of 2001 and WorldCom in 2002 provided the backdrop for a year of poor performance by equity markets generally and the Wired-Registered Trademark- Index Fund (the "Fund") specifically. Investors became increasingly concerned about the lack of corporate governance in the US.This prompted a number of US Congressional hearings into the role that management, leading financial institutions and other key players had in the rising level of malfeasance. Companies that came under pressure in particular were those that were highly leveraged and were experiencing cash flow problems. The performance of index constituent Qwest Communications this year illustrates the market's concerns for such companies.

Amidst general market nervousness, investors also worried about possible future terrorist activity on US soil in the wake of attacks on popular tourist destinations elsewhere in the world. Ongoing tensions in the Middle East, particularly the increasing likelihood of a US led attack against Iraq fueled the market's geopolitical angst.

Throughout the period under review, monetary policy was kept loose with interest rates declining to 1.25% by year-end and the Federal Reserve maintaining their neutral stance. Economic indicators which, by and large were positive in the first half of the year, generally declined as the year progressed. GDP growth was revised down in the latter quarters of 2001, indicating that the US economy had in fact been in a technical recession. Against this backdrop, corporate earnings for most companies were revised down for the year. However, strong productivity figures seemed to suggest that the pause in US corporate profits was rather due to a lack of pricing pressure than poor productivity or rising labor costs. The much talked about US consumer continued to spend albeit at a slower rate despite the decline in equity markets, boosted by a buoyant housing market. Overall, the US economy did show signs of a tentative but slow recovery.

Within the Wired Index-TM- and the Fund were large daily percentage swings, reflecting the market volatility. Among the index companies in the news:

    AES, the global power company, replaced Enron towards the end of 2001. However, the ongoing fallout from failed energy trader Enron continued to wreak havoc in global capital markets, especially the power industry. AES was particularly hard hit after being downgraded by the rating agency Fitch on concerns that the company was facing a credit crunch. The downgrade came due to the company's significant exposure to Latin America, Venezuela's decision to float its currency, huge debt and its poor accounting disclosure. Given the current poor business climate, AES is struggling to dispose of the assets it has earmarked for sale. With AES having suffered a major collapse in confidence, the company was removed from the Wired Index-TM- at the end of April.

    The world's largest retailer, Walmart, gave notice of its intentions as far as its Japanese strategy is concerned. Towards the end of the year Japanese supermarket chain Seiyu announced that WalMart had agreed to raise its stake in Seiyu to 34% from its then 6.1%. This was the first time that a major Japanese retailer would be controlled by a foreign retailer.

    State Street made its largest acquisition ever when it purchased the majority of Deutsche Bank's securities services business for $1.5 billion. This purchase now makes State Street the world's largest custodian of financial assets.

    Towards the end of the year Citigroup announced its decision to split their equity research and Private Client brokerage business into a new division to be called Smith Barney. In the midst of the conflict of interest scandals affecting Wall Street, the aim was to make the business independent of corporate & investment banking and underwriting and goes beyond current regulatory proposals. Citigroup has also agreed together with a number of its competitors to pay massive fines.

    Online auctioneer eBay announced the acquisition of PayPal, which offers an online payment system, in a $1.5 billion all stock deal. The merger, which had been long awaited, would result in the extension of the close working relationship that the two companies have had. The company also continued to grow its earnings above market expectations for the year under review. Further kudos for the company was its inclusion as a new constituent in the S&P 500 index.

---------------
22

Investec Funds                          Wired-Registered Trademark- Index Fund

    Microsoft settled a SEC accounting probe that alleged that the company had "smoothed" earnings over the period 1995 to 1998. Microsoft consented to a 'cease and desist' order but did not admit or deny charges that it maintained seven reserve accounts that did not follow generally accepted accounting principles. The uncertainty over the outcome of the probe had been pressurizing the share price in earlier weeks. Microsoft also announced that it would purchase Danish enterprise software firm Navision for $1.3 billion. Already a key partner for Microsoft, Navision is one of Europe's leading manufacturers of software like Enterprise Resource Planning (ERP) and Customer Relationship Management (CRM) that help medium sized businesses run their operations and finances.

    Qwest, the No. 4 US long distance telecommunications company, saw its share price plunge in trading immediately after the announcement that WorldCom had misstated its earnings, as investors worried it would suffer a similar accounting scandal. (Its share price declined by 65% for the year under review.) The Securities and Exchange Commission (SEC) has been investigating the accounting affairs of Qwest since March of this year. Later the company was informed that it was the subject of a criminal investigation by the US Attorney's Office. The enquiry revolves around the financial accounts of 2000 and 2001 and includes questions on revenue recognition and the company's accounting for sales of optical capacity, especially to customers from which Qwest had also agreed to buy optical capacity (so-called swaps).

    During July Qwest said it would restate its financial results since it improperly accounted for approximately $1.16 billion in sales and other items over the period 1999 to 2001. In addition, the company's new management withdrew Qwest's financial forecasts for 2002. Furthermore, in late August, the company announced the sale of its QwestDex directories business, which while aiding the company's liquidity crisis in the short term, could seriously impact the company's ability to generate positive free cash flow over the long term. By year end the company had managed to renegotiate payment terms of part of its debt and its financial covenants, with its share price recovering materially of its earlier lows. Qwest also offered to exchange junk bonds for new bonds in a bid to improve its chances of paring its massive $26 billion debt

Portfolio Positioning

We employed the full replication method in tracking the Wired Index-TM-, and as a result, we invested in all 40 constituent stocks in their respective index weightings. From time to time, certain stocks were over or under weighted as smaller cash flows were invested.

The Fund's tracking error, as measured by the annualized standard deviation of the monthly differences between the total index return and the Fund return for the 12 months ended December 31 was 0.28 %.

On April 30, 2002, the Wired Index-TM- constituents were changed by the Steering Committee. Cemex, Check Point Software, Citigroup, Dell Computer, Monsanto, Nvidia, Ryanair, and Taiwan Semiconductor Manufacturing Company were added whilst AES, Applied Materials, Aventis, BroadVision, i2 Technologies, Marriott, Nucor and Parametric Technologies were removed. At the same time the Wired Index-TM- was rebalanced using a market capitalization ceiling of $20 billion. Accordingly, the Fund reflected these changes on April 30, 2002. No further changes to constituent stocks were made in the year.

Outlook

The sustainability of the December quarter rally off the lows reached in October 02 will ultimately depend on the corporate earnings outlook improving. Most of the companies within the Wired Index-TM- will report their 4th quarter 2002 earnings in the first quarter of 2003, which will give investors an opportunity to analyze additional data points. Valuations are no longer inexpensive, so an improvement in earnings will be vital in order to sustain the current momentum. The Fund has a forward PE ending 31 December 2002 and 31 December 2003 of approximately 25 and 21 respectively.

However, ongoing SEC and Department of Justice investigations, corporate governance and levels of indebtedness will continue to remain key focus issues for the market. Restoring the credibility of corporate America will take time to

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

resolve. Added to this is the seemingly inevitability of an US led attack on Iraq and concerns over possible future terrorist attacks. Any major breaches in any of the above could again lead to a further loss in confidence of the US equity market and the market weakening further.

Overall, the Fund remains well positioned to benefit from a number of secular trends, which are expected to unfold over the long term. These include ageing demographics, globalization, the move towards outsourcing and managing an ever-increasing amount of information.

DOUG BLATCH
Cape Town

WIRED-REGISTERED TRADEMARK- IS A REGISTERED TRADEMARK, AND WIRED INDEX A SERVICE MARK, OF ADVANCE MAGAZINE PUBLISHERS INC., AND ARE USED WITH PERMISSION OF ADVANCE MAGAZINE PUBLISHERS INC. ADVANCE MAGAZINE PUBLISHERS INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING, THE WIRED INDEX OR THE TRADEMARKS.

---------------
24

Investec Funds                          Wired-Registered Trademark- Index Fund

Fund Highlights

at December 31, 2002

Fund Manager: Doug Blatch

      # of Holdings in Portfolio:                   40
      Portfolio Turnover:                           54.2%
      % of Stocks in Top 10:                        42.0%

Top 10 Holdings (% of net assets)
      Vodafone Group Plc                             4.9%
      Oracle Corp                                    4.7%
      Dell Computer Corp                             4.4%
      Microsoft Corp                                 4.3%
      Nokia Corp                                     4.2%
      eBay, Inc                                      4.1%
      Wal-Mart Stores, Inc                           3.9%
      First Data Corp                                3.9%
      Cisco Systems, Inc                             3.9%
      American International Group                   3.7%

Top 5 Sectors (% of net assets)
      Financial Services                            10.7%
      Software                                       9.4%
      Internet/New Media                             9.2%
      Wireless Communication Equipment               9.0%
      Computers                                      6.1%

Top 5 Countries (% of net assets)
      United States                                 69.7%
      United Kingdom                                11.1%
      Finland                                        4.2%
      Japan                                          3.3%
      Australia                                      3.0%

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Comparison of change in value of $10,000 investment in the Investec Wired-Registered Trademark- Index Fund and Wired Index-TM-

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             WIRED(R)
            INDEX FUND  WIRED INDEX(TM)
12/15/98*      $10,000          $10,000
12/31/98       $11,160          $11,411
3/31/99        $13,408          $13,790
6/30/99        $14,016          $14,475
9/30/99        $13,440          $13,908
12/31/99       $18,824          $19,549
3/31/2000      $21,367          $22,262
6/30/2000      $20,089          $20,931
9/30/2000      $19,473          $20,360
12/31/2000     $15,666          $16,414
3/31/2001      $12,555          $11,708
6/30/2001      $13,066          $11,746
9/30/2001       $9,188           $8,888
12/31/2001     $11,114          $10,547
3/31/2002      $10,501          $11,218
6/30/2002       $8,344           $8,919
9/30/2002       $6,605           $7,065
12/31/2002      $7,654           $8,215

Average Annual Total Return
Periods Ended December 31, 2002

One Year
-31.13%
Since Inception
12/15/98
-6.39%

* Inception date.

The Wired-Registered Trademark- Index was created by Wired-Registered Trademark-magazine to "...track the growth of the companies that are building the new economy -- not just (high tech companies), but a broad range of enterprises that are using technology, networks, and information to reshape the world." (Wired, June 1998)

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------
26

Investec Funds                          Wired-Registered Trademark- Index Fund

Schedule of Investments by Industry
at December 31, 2002

Shares      Common Stocks: 100.3%                     Value
-----------------------------------------------------------------------

            ADVERTISING: 1.9%
 23 170     WPP Group Plc                             $        877 680
                                                      ----------------

            AGRICULTURAL OPERATIONS: 1.1%
 26 200     Monsanto Co.                                       504 350
                                                      ----------------

            AIRLINES: 1.3%
 15 000     Ryanair Holdings PLC ADS*                          587 400
                                                      ----------------

            AUTOMOBILE: 2.9%
 43 525     DaimlerChrysler AG                               1 334 041
                                                      ----------------

            BANKING: 2.8%
 32 574     State Street Corp.                               1 270 386
                                                      ----------------

            BIOLOGICAL RESEARCH: 0.4%
  5 878     Affymetrix, Inc.*                                  134 547
  7 890     INCYTE Pharmaceuticals, Inc.*                       35 978
                                                      ----------------
                                                               170 525
                                                      ----------------

            BUILDING MATERIALS: 1.4%
 29 500     Cemex SA de CV, ADR                                634 545
                                                      ----------------

            COMPUTER COMMUNICATION EQUIPMENT: 3.9%
135 950     Cisco Systems, Inc.*                             1 780 945
                                                      ----------------

            COMPUTER STORAGE DEVICES: 2.9%
217 266     Emc Corp./Mass*                                  1 334 013
                                                      ----------------

            COMPUTERS: 6.1%
 75 900     Dell Computer Corp.*                             2 029 566
243 890     Sun Microsystems, Inc.*                            758 498
                                                      ----------------
                                                             2 788 064
                                                      ----------------

            CONSUMER ELECTRONICS: 3.3%
 36 908     Sony Corp.                                       1 524 669
                                                      ----------------

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Schedule of Investments by Industry
at December 31, 2002 -- (Continued)

Shares      Common Stocks: 100.3%                     Value
-----------------------------------------------------------------------
            ELECTRONICS MANUFACTURING: 0.9%
 52 080     Flextronics International Ltd.*           $        426 535
                                                      ----------------

            ENTERTAINMENT: 3.0%
 85 805     Walt Disney Co.                                  1 399 480
                                                      ----------------

            FINANCIAL SERVICES: 10.7%
136 623     Charles Schwab & Co., Inc.                       1 482 360
 46 400     Citigroup, Inc.                                  1 632 816
 50 464     First Data Corp.                                 1 786 930
                                                      ----------------
                                                             4 902 106
                                                      ----------------

            INSURANCE: 3.6%
 28 995     American International Group, Inc.               1 677 361
                                                      ----------------

            INTERNET: 0.7%
 24 500     Check Point Software Technologies*                 317 765
                                                      ----------------

            INTERNET/NEW MEDIA: 9.2%
104 544     AOL Time Warner, Inc.*                           1 369 526
 27 870     eBay, Inc.*                                      1 890 143
 59 358     Yahoo!, Inc.*                                      970 503
                                                      ----------------
                                                             4 230 172
                                                      ----------------

            MEDIA: 3.9%
 52 342     News Corp. Cayman ADR                            1 373 978
 23 841     Reuters Group - Sponsored ADR                      410 065
                                                      ----------------
                                                             1 784 043
                                                      ----------------

            OIL & GAS SERVICES: 3.3%
 36 466     Schlumberger Ltd.                                1 534 854
                                                      ----------------

            PHARMACEUTICALS: 3.9%
 41 496     GlaxoSmithKline Plc                              1 554 440
 28 220     Millennium Pharmaceuticals, Inc.*                  224 067
                                                      ----------------
                                                             1 778 507
                                                      ----------------

---------------
28

Investec Funds                          Wired-Registered Trademark- Index Fund

Schedule of Investments by Industry
at December 31, 2002 -- (Continued)

Shares      Common Stocks: 100.3%                     Value
-----------------------------------------------------------------------
            RETAIL: 3.9%
 35 680     Wal-Mart Stores, Inc.                     $      1 802 197
                                                      ----------------

            SEMICONDUCTORS: 4.3%
 69 610     Intel Corp.                                      1 083 828
            Taiwan Semiconductor Manufacturing Co.
124 219     Ltd. ADR*                                          875 744
                                                      ----------------
                                                             1 959 572
                                                      ----------------

            SOFTWARE: 9.4%
 38 264     Microsoft Corp.*                                 1 978 249
 14 800     Nvidia Corp*                                       170 348
198 830     Oracle Corp.*                                    2 147 364
                                                      ----------------
                                                             4 295 961
                                                      ----------------

            TELECOMMUNICATIONS: 1.8%
162 618     Qwest Communications International*                813 090
                                                      ----------------

            TELECOMMUNICATIONS - EQUIPMENT: 0.6%
121 580     JDS Uniphase Corp.*                                300 303
                                                      ----------------

            TRANSPORTATION: 4.1%
 29 874     FedEx Corp.                                      1 619 768
 14 390     Sabre Holdings Corp.*                              260 603
                                                      ----------------
                                                             1 880 371
                                                      ----------------

            WIRELESS COMMUNICATION EQUIPMENT: 9.0%
123 042     Nokia OYJ                                        1 907 151
123 248     Vodafone AirTouch Public Ltd.                    2 233 254
                                                      ----------------
                                                             4 140 405
                                                      ----------------
TOTAL COMMON STOCKS
  (cost $63,093,784)                                        46 049 340
                                                      ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $63,093,784): 100.3%                                46 049 340
Liabilities in excess of Other Assets: (0.3)%                 (146 518)
                                                      ----------------
NET ASSETS: 100.0%                                    $     45 902 822
                                                      ----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Statements of Assets and Liabilities

at December 31, 2002

                                      Asia              China &           Mainland      Wired-Registered Trademark-
                                      Focus            Hong Kong           China                   Index
                                      Fund               Fund               Fund                   Fund

-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at
cost                            $     16 701 216   $     62 255 037   $     6 444 693        $     63 093 784
                                -----------------------------------------------------------------------------------
Investments in securities, at
value                           $     16 105 427   $     55 872 551   $     6 157 584        $     46 049 340
Cash                                           -          1 269 661           183 444                       -
Cash collateral received for
securities loaned (Note 2)                     -                  -                 -               3 307 343
Receivables:
  Securities sold                        784 877                  -                 -                 199 050
  Fund shares sold                       138 000                  -                68                   7 274
  Dividends and interest                   5 040              5 030               488                  64 793
  Due from advisor                         3 910                  -            12 230                   5 944
Prepaid expenses and other
assets                                     9 709             20 634             4 757                       -
                                -----------------------------------------------------------------------------------
Total assets                          17 046 963         57 167 876         6 358 571              49 633 744
                                -----------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                           483 684                  -                 -                  99 150
Payables:
  Unrealized loss on forward
  foreign currency contracts
  (Note 5)                                    16                  -                 -                       -
  Fund shares redeemed                    29 890            103 855             4 590                 196 285
  Due to advisor                               -             57 241                 -                       -
  Collateral for securities
  loaned (Note 2)                              -                  -                 -               3 307 343
  Accrued expenses                        54 644             81 873            22 420                 119 139
  Deferred trustees'
  compensation                             4 446             11 934             1 930                   9 005
                                -----------------------------------------------------------------------------------
Total liabilities                        572 680            254 903            28 940               3 730 922
                                -----------------------------------------------------------------------------------
NET ASSETS                      $     16 474 283   $     56 912 973   $     6 329 631        $     45 902 822
                                -----------------------------------------------------------------------------------
NUMBER OF SHARES ISSUED AND
OUTSTANDING
(unlimited shares authorized
no par value)                          2 840 548          5 593 622           864 885               5 112 550
                                -----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE       $           5.80   $          10.17   $          7.32        $           8.98
                                -----------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Paid-in capital                 $    109 990 405   $    109 082 841   $    12 638 115        $    115 100 528
Undistributed net investment
income (loss)                                  -            743 285                 -                       -
Accumulated net realized loss
on investments and foreign
currency                             (92 924 781)       (46 530 667)       (6 021 375)            (52 153 262)
Net unrealized appreciation
(depreciation) on:
  Investments                           (595 789)        (6 382 486)         (287 109)            (17 044 444)
  Foreign Currency                         4 448                  -                 -                       -
                                -----------------------------------------------------------------------------------
Net assets                      $     16 474 283   $     56 912 973   $     6 329 631        $     45 902 822
                                -----------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

---------------
30

Investec Funds                          Statements of Operations

For the year ended December 31, 2002

                                   Asia       China &       Mainland    Wired-Registered Trademark-
                                  Focus      Hong Kong       China                 Index
                                   Fund         Fund          Fund                 Fund

---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends*                      $ 298 518   $ 2 128 100   $   198 679          $    423 187
Interest                            3 747         7 082           788                 1 371
Securities lending, net                 -             -             -                12 977
                                -------------------------------------------------------------------
Total Income                      302 265     2 135 182       199 467               437 535
                                -------------------------------------------------------------------
EXPENSES
Advisory fees (Note 3)            221 500       690 417        65 769               571 618
Fund accounting fees               49 221        48 261        49 426                36 978
Transfer agent fees               121 864       253 250        59 403               360 047
Custody fees                       46 016        47 213        14 388                31 851
Administration fees (Note 3)       55 468       172 604        19 499                31 757
Audit fees                         16 569        30 539        27 044                43 948
Registration expense               13 608        14 409         8 898                19 044
Reports to shareholders            23 900        44 477        10 969                90 307
Legal fees                          6 815        42 639         2 773                24 639
Trustees' fees                     12 406        20 593         7 299                19 744
Insurance expense                   2 350        14 494           698                30 989
Interest expense                    5 589         1 156           217                 1 509
Miscellaneous                       5 636        11 845        11 924                23 927
                                -------------------------------------------------------------------
Total expenses                    580 942     1 391 897       278 307             1 286 358
Less: Fees waived and expenses
absorbed (Note 3)                (142 008)            -      (148 509)             (428 931)
                                -------------------------------------------------------------------
Net expenses                      438 934     1 391 897       129 798               857 427
                                -------------------------------------------------------------------
Net Investment income (loss)     (136 669)      743 285        69 669              (419 892)
                                -------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
Net realized gain (loss) on:
  Investments                     308 347    (5 563 254)   (1 330 566)          (17 208 733)
  Foreign currency                (84 787)       (6 420)         (610)                   16
Net unrealized gain (loss) on:
  Investments                    (858 004)   (4 361 056)    1 143 473            (8 396 469)
  Foreign currency                  4 809           246            (1)                    -
                                -------------------------------------------------------------------
Net realized and unrealized
loss on investments and
foreign currency                 (629 635)   (9 930 484)     (187 704)          (25 605 186)
                                -------------------------------------------------------------------
Net decrease in net assets
resulting from operations       $(766 304)  $(9 187 199)  $  (118 035)         $(26 025 078)
                                -------------------------------------------------------------------

  *  NET OF FOREIGN TAX WITHHELD OF $42,360 FOR ASIA FOCUS FUND, $18,194 FOR
     CHINA & HONG KONG FUND, AND $34,009 FOR WIRED-REGISTERED TRADEMARK- INDEX
     FUND.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Statements of Changes in Net Assets

For the years ended December 31

                                         Asia                              China &                          Mainland
                                      Focus Fund                       Hong Kong Fund                      China Fund
                                  2002             2001              2002             2001             2002             2001

--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)                     $        (136 669)  $     32 716   $         743 285   $    528 093   $         69 669   $    26 185
Net realized gain (loss)
on:
  Investments                        308 347     (4 032 183)         (5 563 254)    11 038 305         (1 330 566)     (378 117)
  Foreign currency                   (84 787)       (45 375)             (6 420)        (2 772)              (610)          866
Net unrealized gain
(loss) on:
  Investments                       (858 004)     7 222 911          (4 361 056)   (37 081 688)         1 143 473      (940 109)
  Foreign currency                     4 809            651                 246           (245)                (1)            1
                           -----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                     (766 304)     3 178 720          (9 187 199)   (25 518 307)          (118 035)   (1 291 174)
                           -----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income                                     -              -                   -     (2 460 509)           (68 208)      (24 148)
                           -----------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
FROM DISTRIBUTIONS                         -              -                   -     (2 460 509)           (68 208)      (24 148)
                           -----------------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold         31 231 743     30 044 508          16 485 531     73 166 572          1 587 742     4 417 028
Proceeds from shares
transferred due to
mergers                            4 542 412              -                   -              -                  -             -
Net asset value of shares
issued on reinvestment of
distributions                              -              -                   -      2 279 828             65 234        22 170
Cost of shares redeemed          (35 780 542)   (30 283 285)        (27 303 313)   (89 341 500)        (1 542 407)   (5 451 651)
Redemption fee proceeds
(Note 3)                             109 350            807             157 997        131 819             15 872        41 465
                           -----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
FROM CAPITAL SHARE
TRANSACTIONS                         102 963       (237 970)        (10 659 785)   (13 763 281)           126 441      (970 987)
                           -----------------------------------------------------------------------------------------------------
Total increase (decrease)
in net assets                       (663 341)     2 940 750         (19 846 984)   (41 742 097)           (59 802)   (2 286 309)
NET ASSETS
Beginning of year                 17 137 624     14 196 874          76 759 957    118 502 054          6 389 433     8 675 742
                           -----------------------------------------------------------------------------------------------------
End of year                $      16 474 283   $ 17 137 624   $      56 912 973   $ 76 759 957   $      6 329 631   $ 6 389 433
                           -----------------------------------------------------------------------------------------------------
Accumulated net
investment income (loss)   $        (103 955)  $     32 714   $         723 381              -   $          3 498   $     2 037
CAPITAL SHARE ACTIVITY
Shares sold                        4 777 818      5 201 641           1 474 565      5 431 439            200 665       513 436
Shares issued on merger              683 908              -                   -              -                  -         2 980
Shares issued on
reinvestment of
distributions                              -              -                   -        197 058              8 961             -
Shares redeemed                   (5 393 425)    (5 179 252)         (2 457 815)    (6 576 243)          (196 811)     (630 395)
                           -----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN SHARES OUTSTANDING                 68 301         22 389            (983 250)      (947 746)            12 815      (113 979)
                           -----------------------------------------------------------------------------------------------------

                              Wired-Registered Trademark-
                                      Index Fund
                                  2002             2001
INCREASE (DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)                     $        (419 892)  $   (862 962)
Net realized gain (loss)
on:
  Investments                    (17 208 733)   (24 102 927)
  Foreign currency                        16              -
Net unrealized gain
(loss) on:
  Investments                     (8 396 469)   (17 367 926)
  Foreign currency                         -              -
                           ---------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                  (26 025 078)   (42 333 815)
                           ---------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income                                     -              -
                           ---------------------------------
DECREASE IN NET ASSETS
FROM DISTRIBUTIONS                         -              -
                           ---------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold          3 780 041     14 594 576
Proceeds from shares
transferred due to
mergers                           17 391 167              -
Net asset value of shares
issued on reinvestment of
distributions                              -              -
Cost of shares redeemed          (28 556 806)   (45 992 201)
Redemption fee proceeds
(Note 3)                               9 679            273
                           ---------------------------------
NET INCREASE (DECREASE)
FROM CAPITAL SHARE
TRANSACTIONS                      (7 375 919)   (31 397 351)
                           ---------------------------------
Total increase (decrease)
in net assets                    (33 400 997)   (73 731 166)
NET ASSETS
Beginning of year                 79 303 819    153 034 985
                           ---------------------------------
End of year                $      45 902 822   $ 79 303 819
                           ---------------------------------
Accumulated net
investment income (loss)   $        (419 892)             -
CAPITAL SHARE ACTIVITY
Shares sold                          352 154        917 864
Shares issued on merger            1 352 991              -
Shares issued on
reinvestment of
distributions                              -              -
Shares redeemed                   (2 674 867)    (3 163 182)
                           ---------------------------------
NET INCREASE (DECREASE)
IN SHARES OUTSTANDING               (969 722)    (2 245 318)
                           ---------------------------------

See accompanying Notes to Financial Statements.

---------------
32

Investec Funds                          Asia Focus Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                Year Ended December 31,
                           ------------------------------------------------------------------
                             2002         2001        2000        1999            1998

---------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $  6.18       $ 5.16      $ 9.51      $ 6.73          $ 9.73
                           ------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
(loss)                       (0.05)        0.01       (0.00)       0.05            0.06
Net realized and
unrealized gain (loss) on
investments                  (0.37)        1.01       (4.35)       2.81           (3.06)
                           ------------------------------------------------------------------
Total from investment
operations                   (0.42)        1.02       (4.35)       2.86           (3.00)
                           ------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                           -            -           -       (0.08)              -
                           ------------------------------------------------------------------
Total distributions              -            -           -       (0.08)              -
                           ------------------------------------------------------------------
Redemption Fee Proceeds       0.04            -           -           -               -
                           ------------------------------------------------------------------
Net asset value, end of
period                     $  5.80       $ 6.18      $ 5.16      $ 9.51          $ 6.73
                           ------------------------------------------------------------------

Total return                 (6.15)%      19.77%     (45.74)%     42.43%         (30.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                 $  16.5       $ 17.1      $ 14.2      $ 37.7          $ 49.4

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived            2.62%        3.08%       2.67%       2.39%           2.31%
After fees waived             1.98%        1.98%       1.98%       1.98%           1.98%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before fees waived           (1.26)%      (0.89)%     (0.71)%      0.07%           0.52%
After fees waived            (0.62)%       0.21%      (0.02)%      0.48%           0.85%

Portfolio turnover rate     188.96%       43.91%      61.77%      67.24%          48.95%

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                   Year Ended December 31,
                           -----------------------------------------------------------------------
                                2002           2001        2000        1999            1998

--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $      11.67       $15.75      $17.65      $10.77          $12.91
                           -----------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.13         0.09        0.05        0.23            0.15
Net realized and
unrealized gain (loss) on
investments                       (1.66)       (3.79)      (1.28)       6.91           (2.14)
                           -----------------------------------------------------------------------
Total from investment
operations                        (1.53)       (3.70)      (1.23)       7.14           (1.99)
                           -----------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                                -        (0.38)      (0.67)      (0.26)          (0.15)
From net realized gains               -            -           -           -               -
                           -----------------------------------------------------------------------
Total distributions                   -        (0.38)      (0.67)      (0.26)          (0.15)
                           -----------------------------------------------------------------------
Redemption Fee Proceeds            0.03            -           -           -               -
                           -----------------------------------------------------------------------
Net asset value, end of
period                     $      10.17       $11.67      $15.75      $17.65          $10.77
                           -----------------------------------------------------------------------

Total return                     (12.85)%     (23.45)%     (6.97)%     66.27%         (15.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                 $       56.9       $ 76.8      $118.5      $163.4          $146.8
RATIO OF EXPENSES TO
AVERAGE NET ASSETS                 2.02%        1.85%       1.76%       1.86%           1.89%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET
ASSETS                             1.08%        0.56%       0.13%       1.45%           1.60%

Portfolio turnover rate           60.95%       31.54%      38.83%      29.49%          86.59%

See accompanying Notes to Financial Statements.

---------------
34

Investec Funds                          Mainland China Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                Year Ended December 31,
                           -----------------------------------------------------------------
                             2002        2001        2000        1999            1998

--------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $ 7.50       $ 8.98      $11.47      $ 8.74          $11.79
                           -----------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
(loss)                       0.08         0.03       (0.05)       0.09            0.11
Net realized and
unrealized gain (loss) on
investments                 (0.18)       (1.48)      (2.44)       2.72           (3.05)
                           -----------------------------------------------------------------
Total from investment
operations                  (0.10)       (1.45)      (2.49)       2.81           (2.94)
                           -----------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                      (0.08)       (0.03)      (0.00)+     (0.08)          (0.11)
                           -----------------------------------------------------------------
Net asset value, end of
period                     $ 7.32       $ 7.50      $ 8.98      $11.47          $ 8.74
                           -----------------------------------------------------------------

Total return                (1.33)%     (16.16)%    (21.69)%     32.20%         (24.96)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                 $  6.3       $  6.4      $  8.7      $ 12.9          $ 10.4

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed            4.23%        3.68%       2.98%       3.33%           3.13%
After fees waived and
expenses absorbed            1.98%        1.98%       1.98%       1.98%           1.98%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before fees waived and
expenses absorbed           (1.20)%      (1.37)%     (1.42)%     (0.53)%         (0.05)%
After fees waived and
expenses absorbed            1.06%        0.33%      (0.42)%      0.82%           1.10%

Portfolio turnover rate     66.84%       89.27%      93.01%      99.39%          82.00%

  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Financial Highlights

For a capital share outstanding throughout the period

                                        Year Ended December 31,
                           --------------------------------------------------    December 15, 1998*
                                                                                       through
                                2002           2001        2000        1999       December 31, 1998

----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $      13.04       $18.38      $23.52      $13.95           $12.50
                           -------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
(loss)                            (0.08)       (0.14)      (0.19)      (0.12)            0.00+
Net realized and
unrealized gain (loss) on
investments                       (3.98)       (5.20)      (3.45)       9.69             1.45
                           -------------------------------------------------------------------------
Total from investment
operations                        (4.06)       (5.34)      (3.64)       9.57             1.45
                           -------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                                -            -           -        0.00+               -
From net realized gains               -            -       (1.50)          -                -
                           -------------------------------------------------------------------------
Total distributions                   -            -       (1.50)       0.00+               -
                           -------------------------------------------------------------------------
Net asset value, end of
period                     $       8.98       $13.04      $18.38      $23.52           $13.95
                           -------------------------------------------------------------------------

Total return                     (31.13)%     (29.05)%    (16.78)%     68.68%           11.60%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(millions)                 $       45.9       $ 79.3      $153.0      $164.0           $  9.4

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed or
recouped                           2.03%        1.46%       1.23%       1.38%            1.97%(+)
After fees waived and
expenses absorbed or
recouped                           1.35%        1.35%       1.24%       1.35%            1.35%(+)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before fees waived and
expenses absorbed or
recouped                          (1.34)%      (0.89)%     (0.79)%     (0.92)%           0.02%(+)
After fees waived and
expenses absorbed or
recouped                          (0.66)%      (0.78)%     (0.80)%     (0.89)%           0.60%(+)

Portfolio turnover rate           54.15%       50.03%      27.41%      39.82%            0.11%++

  *  COMMENCEMENT OF OPERATIONS.
  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
(+)  ANNUALIZED.
 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------
36

Investec Funds                          Notes To Financial Statements

Notes to Financial Statements

Note 1

Organization

Investec Funds (the "Trust"), formerly the Guinness Flight Investment Funds Inc. (a Maryland Corporation), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers four separate series all of whose long-term objective is capital appreciation:
Investec Asia Focus Fund (the "Asia Focus Fund"), formerly Investec Asia Small Cap Fund, Investec China & Hong Kong Fund (the "China & Hong Kong Fund"), Investec Mainland China Fund (the "Mainland China Fund"), and Investec Wired-Registered Trademark- Index Fund (the "Wired-Registered Trademark- Index Fund"), (collectively, the "Funds"). The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, and the Wired-Registered Trademark- Index Fund began operations on December 15, 1998.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

Foreign interest income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in interest income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                 ---------------

Investec Funds                    Notes To Financial Statements

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. CONCENTRATION OF RISK. Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Wired-Registered Trademark- Index Fund invests substantially all of its assets in the securities of companies that comprise the Wired-Registered Trademark- Index. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryforwards, and net realized losses on foreign currency transactions. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interests in the Funds.

For the year ended December 31, 2002, reclassifications among the components of net assets are as follows:

                                     NET REALIZED    ACCUMULATED NET      PAID-IN
                                      GAIN/(LOSS)   INVESTMENT INCOME     CAPITAL
Asia Focus Fund                      $ (1 659 067)    $     103 955    $   1 555 112
China & Hong Kong Fund               $  2 236 914                 -    $  (2 236 914)
Mainland China Fund                  $     28 302     $      (3 498)   $     (24 804)
Wired-Registered Trademark- Index
  Fund                               $ (8 283 809)    $     419 892    $   7 863 917

H. SECURITIES LENDING. Each Fund may temporarily loan securities up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by cash collateral at least equal, at all times, to the fair value of the securities loaned. The risk associated with securities lending is that the borrower may not provide additional collateral when required or return the security when due. The market value of securities loaned and related cash collateral at December 31, 2002 were:

FUND                                      MARKET VALUE   COLLATERAL
Wired-Registered Trademark- Index Fund    $ 3 186 439   $  3 307 343

---------------
38

Investec Funds                    Notes To Financial Statements

Note 3

Commitments and other related party transactions

A. ADVISORY FEES. The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Investec Asset Management U.S. Limited (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Asia Focus Fund                           1.00%
China & Hong Kong Fund                    1.00%
Mainland China Fund                       1.00%
Wired-Registered Trademark- Index Fund    0.90%  on the first $100 million
                                          0.75%  on the next $100 to $500 million and
                                          0.60%  on assets over $500 million

B. FEES WAIVED AND EXPENSES ABSORBED. The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses, through June 30, 2003, by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Asia Focus Fund       1.98%
Mainland China Fund   1.98%
Wired-Registered
  Trademark- Index
  Fund                1.35%

For the year ended December 31, 2002, the Advisor waived fees and absorbed expenses as follows:

Asia Focus Fund                                     $142 008
Mainland China Fund                                 $148 509
Wired-Registered Trademark- Index Fund              $428 931

Expenses reimbursed by the Advisor in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. Expenses reimbursed prior to December 31, 1997 cannot be recouped subsequent to December 31, 2002.

At December 31, 2002, the Advisor may recapture a portion of the following amounts no later than the dates as stated below:

                                               DECEMBER 31,
                           -----------------------------------------------------
FUNDS:                       2003       2004       2005       2006       2007
Asia Focus Fund            $ 181 002  $ 152 568  $ 186 854  $ 171 492  $ 142 008
Mainland China Fund        $ 160 801  $ 154 800  $ 114 458  $ 133 846  $ 148 509
Wired-Registered
  Trademark- Index Fund            -          -          -  $ 115 558  $ 428 931

                                                                 ---------------

Investec Funds                    Notes To Financial Statements

At December 31, 2002, the amounts available for recoupment that has been paid and/or waived by the Advisor on the behalf of the Funds are as follows:

Asia Focus Fund                                     $833 924
Mainland China Fund                                 $712 414
Wired-Registered Trademark- Index Fund              $544 489

C. REDEMPTION FEE PROCEEDS. Under certain circumstances, a redemption fee of 1-2% will be charged to shareholders of the Funds who redeem shares purchased less than 30 days prior to redemption. These fees, which are retained by the Funds, are accounted for as an addition to paid in capital.

For past periods, certain redemption fees were not collected. Management is currently unable to determine the amount of uncollected redemption fees and after consultation with legal counsel believes that the possibility of recovering any prior uncollected redemption fees is remote.

D. ADMINISTRATION FEES. U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum of $20,000 (excluding the China & Hong Kong Fund):

FUND                                                                 ASSET BASED FEE
----                                                --------------------------------------------------
China & Hong Kong Fund                              0.25% of average daily net assets subject to
                                                    $40 000 annual minimum.
Asia Focus Fund and Mainland China Fund             0.25% of average daily net assets
Wired-Registered Trademark- Index Fund              0.05% of average daily net assets.

For the year ended December 31, 2002, the following Administration fees were incurred:

Asia Focus Fund                                     $ 55 468
China & Hong Kong Fund                              $172 604
Mainland China Fund                                 $ 19 499
Wired-Registered Trademark- Index Fund              $ 31 757

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

E. DEFERRED TRUSTEES' COMPENSATION. On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

---------------
40

Investec Funds                    Notes To Financial Statements

For the year ended December 31, 2002, the deferred trustees' compensation incurred were as follows:

Asia Focus Fund                                     $2 438
China & Hong Kong Fund                              $1 726
Mainland China Fund                                 $1 822
Wired-Registered Trademark- Index Fund              $3 966

Certain officers of the Funds are also officers and/or Directors of the Advisor and Administrator.

Note 4

Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2002, excluding short-term investments, to indicate the volume of transactions in each Fund. The tax cost of securities held at December 31, 2002, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                           NET
                                                                           GROSS          GROSS         UNREALIZED
                                                                         UNREALIZED     UNREALIZED     APPRECIATION
FUND                         PURCHASES        SALES        TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
----                       -------------  -------------  -------------  ------------  --------------  --------------
Asia Focus Fund            $  39 869 145  $  40 506 396  $  16 713 592  $   658 451   $  (1 266 616)  $     (608 165)
China & Hong Kong Fund     $  41 123 918  $  50 112 675  $  63 609 766  $ 2 708 824   $ (10 446 039)  $   (7 737 215)
Mainland China Fund        $   4 303 777  $   4 445 732  $   6 444 693  $   681 714   $    (968 823)  $     (287 109)
Wired-Registered
  Trademark- Index Fund    $  34 484 497  $  45 112 597  $  68 901 861  $ 3 127 384   $ (25 979 905)  $  (22 852 521)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

Note 5

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at December 31, 2002 were as follows:

                                                                 ---------------

Investec Funds                    Notes To Financial Statements

Asia Focus Fund

CURRENCY   PAYABLE         CURRENCY DELIVERABLE       DELIVERY DATE  UNREALIZED LOSS

------------------------------------------------------------------------------------
  US$       167 578     Hong Kong Dollar 1 307 004        01/03/03        $(16)

Note 6

Distributions to Shareholders

The tax character of distributions paid during the years ended December 31, 2001 and 2002 were the same as those reported in the accompying statement of changes in net assets.

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                     ASIA          CHINA &        MAINLAND     WIRED-REGISTERED TRADEMARK-
                                    FOCUS         HONG KONG         CHINA                 INDEX
                                     FUND            FUND           FUND                  FUND
                                --------------  --------------  -------------  ---------------------------
Accumulated Capital and Other
  Losses                        $  (92 912 405) $  (44 432 653) $  (6 021 375)       $  (46 345 185)
Unrealized
  Appreciation/(Depreciation)
  on
  Securities                    $     (608 165) $   (7 737 215) $    (287 109)       $  (22 852 521)
  Foreign Currency                       4 448               -              -                     -
Total Accumulated
  Earnings/(Deficit)            $  (93 516 122) $  (52 169 868) $  (6 308 484)       $  (69 197 706)

As of December 31, 2002, the following Funds have capital loss carryforwards available to offset future realized capital gains:

                                                  CAPITAL LOSSES EXPIRING IN:
                           --------------------------------------------------------------------------
FUNDS:                          2005            2006           2007          2008           2009
Asia Focus Fund            $  (16 967 992) $  (62 854 581) $  (7 599 516)           -  $   (2 794 130)
China & Hong Kong Fund                  -  $  (35 994 195)             -            -               -
Mainland China Fund                     -  $   (2 440 858) $  (1 048 405) $  (747 751)              -
Wired-Registered
  Trademark- Index Fund                 -               -              -            -  $  (17 621 884)

                            CAPITAL LOSSES EXPIRING IN:
                           ------------------------------
FUNDS:                          2010           TOTALS
Asia Focus Fund            $   (2 310 275) $  (92 526 494)
China & Hong Kong Fund     $   (3 556 242) $  (39 550 437)
Mainland China Fund        $   (1 714 563) $   (5 951 577)
Wired-Registered
  Trademark- Index Fund    $  (26 622 642) $  (44 244 526)

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net Capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year.

Capital losses that existed in certain predecessor funds merged into Asia Focus Fund and Wired-Registered Trademark- Index Fund (see Note 7) in the amounts of $1,659,067 and $8,283,809, respectively, were permanently disallowed as a result of the limitations on capital losses under Section 382 of the Internal Revenue Code.

---------------
42

Investec Funds                    Notes To Financial Statements

For the year ended December 31, 2002, the Funds deferred to January 1, 2003 the following post October capital losses, post October currency losses, and post October passive foreign investment company losses:

FUND                                   CAPITAL     FOREIGN CURRENCY      PFIC
----                                 ------------  ----------------  -------------
Asia Focus Fund                      $    370 246     $  15 665                -
China & Hong Kong Fund               $  4 171 780     $   6 420       $  704 016
Mainland China Fund                  $     69 188     $     610                -
Wired-Registered Trademark- Index
  Fund                               $  2 100 659             -                -

Note 7

Fund Mergers

The Investec internet.com-TM- Index Fund (the "internet.com-TM- Index Fund") and Investec Wireless World Fund-TM- (the "Wireless World Fund-TM-") were merged into the Wired-Registered Trademark- Index Fund on January 28, 2002. The Investec Asia New Economy Fund (the "Asia New Economy Fund") was merged into the Asia Focus Fund on January 28, 2002. These mergers were approved at the
December 27, 2001 special shareholders meeting and accomplished as tax-free exchanges as follows:

Wired-Registered Trademark- Index Fund issued 1,352,991 shares (valued at $17,391,167) for 1,147,855 shares of internet.com-TM- Fund and 2,624,847 shares of Wireless World Fund-TM- outstanding on January 25, 2002. The net assets of internet.com-TM- Fund and Wireless World Fund-TM- ($4,957,505 and $12,435,892, respectively), including $5,712 and $130,993 of unrealized gain on investments and foreign currency, respectively, were combined with those of Wired-Registered Trademark- Index Fund. The aggregate net assets of internet.com-TM- Fund, Wireless World Fund-TM-, and Wired-Registered Trademark- Index Fund before the merger were $4,957,505, $12,435,892, and 76,757,778, respectively.

Asia Focus Fund issued 683,908 shares (valued at $4,542,412) for 644,289 shares of Asia New Economy Fund outstanding on January 25, 2002. Asia New Economy Fund's net assets at that date ($4,505,047), including $597,673 of unrealized gain on investments and foreign currency, were combined with those of Asia Focus Fund. The aggregate net assets of Asia Focus Fund and Asia New Economy immediately before the merger were $19,213,222 and $4,505,047, respectively.

The statement of operations, statement of changes in net assets, and the financial highlights for the current period do not include any pre-merger activity of internet.com-TM- Fund, Wireless World Fund-TM-, or Asia New Economy Fund. Prior reporting periods of Wired-Registered Trademark- Index Fund and Asia Focus Fund are not restated.

The historical cost basis of investment securities to Wired-Registered Trademark- Index Fund and Asia Focus Fund are carried forward.

Note 8

Trustee and Officer Information

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                         POSITION(S)                                                           FUND COMPLEX
                          HELD WITH                           PRINCIPAL OCCUPATION(S)          OVERSEEN BY
NAME, ADDRESS, AND AGE     TRUSTS       DATE ELECTED+         DURING THE PAST 5 YEARS            TRUSTEE
-------------------------------------------------------------------------------------------------------------
Timothy W.N. Guinness   Trustee        August 1998       Chief Executive Officer and Joint   4 Investec Funds
1055 Washington Blvd,                                    Chairman of Investec since August,
3rd Floor                                                1998. Was the Chief Executive
Stamford, CT 06901                                       Officer of Guinness Flight Hambro
(54)                                                     Asset Management Limited, London,
                                                         England


                         OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     HELD BY TRUSTEE
--------------------------------------------------------------------------
Timothy W.N. Guinness   Investec Global
1055 Washington Blvd,   Strategy Fund Limited
3rd Floor               (1984). Investec
Stamford, CT 06901      International
(54)                    Accumulation Fund
                        Limited (1984),
                        Investec Select Funds
                        Plc (1998), Investec
                        Extra Income Trust Plc
                        (1995), Investec High
                        Income Trust Plc
                        (2001), SR Europe
                        Investment Trust Plc
                        (2001).

                                                                 ---------------

Investec Funds                    Notes To Financial Statements

James I. Fordwood*      Trustee        April 1994        President of Balmacara Production   4 Investec Funds
1055 Washington Blvd,                                    Inc., as investment holding and
3rd Floor                                                management services company that
Stamford, CT 06901                                       he founded in 1987.
(53)
Dr. Gunter Dufey*       Trustee        April 1994        A member of the faculty of the      4 Investec Funds
1055 Washington Blvd,                                    Graduate School of Business
3rd Floor                                                Administration at the University
Stamford, CT 06901                                       of Michigan since 1969.
(61)
Dr. Bret A. Herscher*   Trustee        April 1994        President of Pacific Consultants,   4 Investec Funds
1055 Washington Blvd,                                    a technical and technology
3rd Floor                                                management consulting company
Stamford, CT 06901                                       serving the Electronic industry
(43)                                                     and venture capital community
                                                         which he co-founded in 1988.
J. Brooks Reece, Jr.*   Trustee        April 1994        A Vice-President of Adcole Corp. a  4 Investec Funds
1055 Washington Blvd,                                    manufacturer of precision
3rd Floor                                                measuring machines and sun angle
Stamford, CT 06901                                       sensors for space satellites,
(54)                                                     since 1993.
Royce N. Brennan        President      September 2000    Managing Director of the U.S.
1055 Washington Blvd,                                    operations for Investec Asset
3rd Floor                                                Management. Previously, he was
Stamford, CT 06901                                       Managing Director of Investec
(43)                                                     Asset Management Asia. Joined
                                                         Investec Guinness Flight Global as
                                                         Director and Sr. Investment
                                                         Manager in 1995.
Eric M. Banhazl         Treasurer and  April 1994        Senior Vice President, U.S.
2020 E. Financial Way,  Secretary                        Bancorp Fund Services, LLC. since
Suite 100                                                1990.
Glendora, CA 91741
(44)

James I. Fordwood*
1055 Washington Blvd,
3rd Floor
Stamford, CT 06901
(53)
Dr. Gunter Dufey*       Director, GMAC Auto
1055 Washington Blvd,   Receivable
3rd Floor               Corporation. Since
Stamford, CT 06901      1992.
(61)
Dr. Bret A. Herscher*   Director, Strawberry
1055 Washington Blvd,   Tree Inc. Since 1989.
3rd Floor
Stamford, CT 06901
(43)
J. Brooks Reece, Jr.*   President & Director
1055 Washington Blvd,   of Adcole Far East
3rd Floor               Ltd. Since 1986.
Stamford, CT 06901
(54)
Royce N. Brennan
1055 Washington Blvd,
3rd Floor
Stamford, CT 06901
(43)
Eric M. Banhazl
2020 E. Financial Way,
Suite 100
Glendora, CA 91741
(44)

  *  NOT AN "INTERESTED PERSON", AS THAT IS DEFINED BY THE 1940 ACT.
  +  TRUSTEES AND OFFICERS OF THE FUND SERVE UNTIL THEIR RESIGNATION, REMOVAL OR
     RETIREMENT.

---------------
44

Investec Funds                          Report of Independent Auditors

To the Shareholders and Board of Trustees of Investec Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Investec Funds (comprising, respectively, the Investec Asia Focus Fund, Investec China & Hong Kong Fund, Investec Mainland China Fund, and Investec Wired-Registered Trademark- Index Fund, collectively, the "Funds"), as of December 31, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Investec Funds as of December 31, 2002, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods referred to above in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Los Angeles, California
February 21, 2003

                                                                 ---------------

Investec Funds                          Information

Information

BOARD OF TRUSTEES             CONTACT INVESTEC FUNDS
J. Brooks Reece, Jr.,         P.O. Box 701
CHAIRMAN                      Milwaukee, WI 53201-0701
Dr. Gunter Dufey              24-hour OneCall Center: 800-915-6566
James I. Fordwood             Literature Requests: 800-915-6565
Timothy W.N. Guinness         Shareholder Services: 800-915-6566
Dr. Bret A. Herscher          mail@investecmail.com
                              www.investecfunds.com

INVESTEC FUNDS

FUND                                    CUSIP     TICKER  FUND#

Asia Focus Fund                      46129X 20 5  IASMX    991

China & Hong Kong Fund               46129X 30 4  ICHKX    139

Mainland China Fund                  46129X 50 2  ICHNX    992

Wired-Registered Trademark- Index
Fund                                 46129X 60 1  IWIRX    212

---------------
46

102 (02/03)




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